Exhibit 99.1

Annual Meeting of Stockholders May 22, 2018

2 Safe Harbor Statement This document contains certain forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." There are several factors that could cause actual results to differ significantly from expectations described in the forward - looking statements. For a discussion of such factors, please see Standard AVB Financial’s more recent reports on Form 10 - Q and 10 - K filed with the Securities and Exchange Commission and available on the SEC's website at www.sec.gov. Standard AVB Financial does not undertake any obligation to update the forward - looking statements made in this document.

An Overview of Standard AVB 3 Source: S&P Global Market Intelligence. Standard AVB Financial Corp. is the holding company for Standard Bank which is headquartered in Monroeville and has its primary commercial banking hub in Lawrenceville, Pennsylvania. Standard Bank was organized in 1913 On October 6, 2010 completed full conversion transaction raising $34.8 million of gross proceeds and trades on the OTCQX under the symbol STND. On April 7, 2017 completed merger with Allegheny Valley Bancorp, Inc. for approximately $56.5 million or $53.85 per share. Operates 17 full - service community banking offices throughout southwestern Pennsylvania and Western Maryland At March 31, 2018, the Bank had $979.5 million in total assets, $747.0 million in net loans, $692.1 million in deposits and $133.3 million in total equity.

4 Management Team Name Title/Function Years in Industry/ Years at STND/AVB Prior Experience Timothy K. Zimmerman Chief Executive Officer 39/26 Landmark Savings Assoc., KPMG Peat Marwick Andrew W. Hasley President 33/12 Northside Bank, Pennsylvania Capital Bank Susan A. Parente EVP, Chief Financial Officer 33/20 Equitable Resources, Landmark Savings Assoc. Sheila D. Crystaloski SVP & Chief Technology Officer 34/20 Commercial National Bank, Latrobe Area Hospital Christian M. Chelli SVP & Chief Credit Officer 28/10 First National Bank of PA, Iron and Glass Bank, Integra Bank Susan M. DeLuca SVP & Chief Risk Officer 41/41 Career AVB Employee

5 Business Strategy Ongoing Bank - wide Emphasis on Integration and Efficiency Key Goal is to Hire a Chief Lending Officer Focus on Key Industry Metrics ▪ Profitability ▪ Expense Control ▪ Asset Quality Balance Sheet Repositioning Interest Rate Risk Management Loan Mix and Growth Core Deposit Growth and Alternative Funding Sources

An Overview of Standard AVB 6 Source: S&P Global Market Intelligence. * Includes 5.41% of the shares of common stock outstanding owned by the ESOP. Dividends Market Information Stock Price on 5/17/18 $30.15 Regular Dividend Yield 2.93% Total Market Cap (mm) $144.6 LTM Payout Ratio 70.72% Tangible Book Value $21.76 Ownership Price/Tangible Book 138.56% Institutional (at least) 16.34% Price/MRQ EPS 16.04x Insider* 9.99% Stockholder Information (OTCQX: STND)

Nasdaq 7 Application approved. First trading date on Nasdaq will be Friday, May 25, 2018. Ticker symbol remains “STND”. Benefits: More Liquidity Able to Attract a Broader Investor Base ▪ Some institutional investors have by - laws that prevent investments in OTC stocks Potential inclusion in indices such as the Russell 2000, that are tracked by buy - side institutions Increases the likelihood of analyst coverage, non - deal roadshows and conference invitations The Company’s stock will be a more attractive form of currency when contemplating issuing shares in a merger or acquisition

$488.0M $492.6M $977.4M $985.4M $972.6M $979.5M $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 03/31/2018 $747.3M $747.0M $742.9M $733.4M Total Assets 8 Solid loan growth during merger integration. Merger with Allegheny Valley Bancorp (April 2017) Net loans * Combined loans at merger date were approximately $700 million.

Loan Composition 9 Total Loans: $385,369 Total Loans: $751,162 12/31/2016 12/31/2017 One - to Four - Family Residential and Construction Loans, 45.3% Commercial and Multi - Family Real Estate, 30.3% Home Equity Loans & Lines of Credit, 20.2% Commercial Loans, 4.0% Other Loans, 0.2% CRE / TRBC: 76% CRE / TRBC: 171% Yield on Loans: 3.82% Yield on Loans: 4.14% Commercial real estate per definition in regulatory guidance: includes non - owner occupied real estate, multifamily loans, constr uction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; shown at bank level. Source: Company documents and S&P Global Ma rke t Intelligence. One - to Four - Family Residential and Construction Loans, 34.8% Commercial and Multi - Family Real Estate, 40.1% Home Equity Loans & Lines of Credit, 17.4% Commercial Loans, 7.5% Other Loans, 0.2%

10 Lending Strategy Continue to build strong, mutually beneficial and profitable relationships with all existing and prospective customers. Deploy resources to expand mix of commercial business and real estate loans in the portfolio. Further solidify all customer relationships by cross - selling products and services that are right for the customer. Continue to expand corporate cash/treasury management products and services. Maintain solid credit quality during all economic cycles. Offer a full breadth of residential mortgage products while selling the majority of 30 year mortgages.

Underwriting Culture 11 1.00% 0.96% 0.54% 0.53% 0.55% 0.56% 0.21% 0.17% 0.42% 0.31% 0.34% 0.34% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 LLR / Loans NPAs / Assets Reserve coverage has dropped due to the merger since AVB’s loan portfolio was marked to market. Reserve coverage relates only to the balance of the portfolio. Merger with Allegheny Valley Bancorp (April 2017)

NPLs / Total Loans 12 Peer group detailed on page 22. 0.29% 0.27% 0.65% 0.35% 0.39% 0.40% 1.44% 1.35% 1.32% 0.98% 1.04% 0.98% 0.00% 0.50% 1.00% 1.50% 2.00% 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 STND NPLs / Loans Peer Median NPLs / Loans STND’s asset quality remains strong and better than its peers. Merger with Allegheny Valley Bancorp (April 2017)

13 Core Deposit Growth Consistently focus on building broader customer relationships and targeting small/medium sized business customers to increase core deposits. Dollars in thousands.. 62.0% 61.5% 69.7% 69.8% 69.5% 69.3% $362.2 $369.6 $712.7 $711.7 $694.8 $692.1 $0 $100 $200 $300 $400 $500 $600 $700 $800 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Certificates of Deposit Demand, Savings & Club Accounts

14 Cost of Funds 0.85% 0.83% 0.61% 0.69% 0.71% 0.78% 8.68% 9.05% 20.80% 20.55% 19.54% 19.07 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 Cost of Funds Noninterest Bearing Deposits/Deposits Positive impact from the merger Merger with Allegheny Valley Bancorp (April 2017)

Net Interest Margin 15 Peer group detailed on page 22. Net interest margin is as reported. The increase in margin is due to the merger with AVB which had a proportionately more commercial based loan portfolio and more noninterest bearing deposits. 2.83% 2.87% 3.17% 3.34% 3.23% 3.27% 3.44% 3.40% 3.44% 3.57% 3.59% 3.58% 2.00% 2.50% 3.00% 3.50% 4.00% 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 STND Net Interest Margin Peer Median Net Interest Margin

16 Expense Control Source: S&P Global Market Intelligence. The median efficiency ratio for the peer group for the quarter ended 3/31/18 was 66. 32% The integration of systems and employees is continuing. Emphasis remains on maximizing technology and efficiency of operations. 85 82 166 149 144 152 75.43% 78.09% 91.63% 66.54% 67.23% 67.87% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 0 25 50 75 100 125 150 175 200 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 03/31/2018 Efficiency Ratio FTE Employees Employees Efficiency Ratio Merger with Allegheny Valley Bancorp (April 2017)

$559 $563 $385 $1,936 $1,441 $2,160 $0 $500 $1,000 $1,500 $2,000 $2,500 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017* 03/31/2018** $0.09 $0.42 $0.31 $0.23 $0.23 $0.47 Net Income (EPS Basic) 17 Acquisition of Allegheny Valley was completed in April 2017. A total of $3.1 million in merger related expenses were taken i n 2 017. * Net income for 12/31/17 includes a write - down of net deferred tax assets of $387,000 and a tax loss on security sale of $315,0 00. ** Net income for 3/31/18 includes severance of $510,000. Merger with Allegheny Valley Bancorp (April 2017) Dollars in thousands

Financial Strength – March 31, 2018 18 Ratio Minimum Required Well Capitalized Risk-Based Capital 16.2% 8.0% 10.0% Tier 1 Risk-Based Capital 15.5% 6.0% 8.0% Leverage Capital 10.8% 4.0% 5.0% Common Equity Tier 1 Capital 15.5% 4.5% 6.5% Ratios are at the bank level.

STND Stock Price Chart Since IPO 19 Source: S&P Global Market Intelligence. As of 05/17/18. October 6, 2010 – May 17, 2018 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $30.15 Merger with Allegheny Valley Bancorp

STND Relative Index Chart Since 1/1/17 20 Source: S&P Global Market Intelligence. As of 05/17/18. 80% 90% 100% 110% 120% 130% Relative Change STND NASDAQ Bank 19.64% 11.92%

Relationship Organizations / Boards Mon Valley Initiative Greater Pittsburgh Food Bank We are committed to making a noticeable , positive contribution to the social and economic well - being in the markets we serve. This includes improving and enhancing communities through support , service , and funds . PCRG Pittsburgh Community Reinvestment Group Housing Authority of the County of Bedford.

1111 • Achieva • Acme Providers • Allegany Habitat for Humanity • Allegheny Habitat for Humanity • American Red Cross - Westmoreland • Angela's Angels • Big Brothers Big Sisters - Greensburg • Blackburn Center • CASA of Westmoreland • CCAC Educational Foundation • Communities Inc. • Community Wildlife Foundation • Cook Township Community Center • Corriganville Civic & Light Association • Corriganville Light and Improvement Assoc. • Corriganville VFD • Cumberland Neighborhood Housing Services • Delmont Public Library • Demi Brae Cuccia Awareness Organization • Ellerslie Volunteer Ambulance • Evergreen Heritage Center Foundation • Faith in Action • Feeding the Spirit • Fort Ligonier • Greensburg Community Development Corp. • Greensburg Hempfield Area Library • Greensburg Salem School District • HHCS Education Association • Homes Build Hope • Hope for Hyndman Charter School • Hosanna House • Hyndman Charter School • Hyndman Health Center • Hyndman Library • Hyndman - Londonderry Lions Club • Interfaith Housing Alliance • Jane's Place • JDRF • K.A.R.A.T. School of Learning • Lifesteps , Inc. • Ligonier Valley Library • Long Run Children's Learning Center • Majesty Care Clinic • Make - A - Wish Western PA • Maryland Salem Children's Trust • Miracle League of Western PA • Mon Valley Circles • Mon Valley Initiative • Monroeville Public Library • Mother of Sorrows Food Pantry • Mt. Pleasant Area Historical Society • Mt. Pleasant Area Little League • Murrysville Community Library • Operation Warm • Penn Township Ambulance Association • PitCare • Pittsburgh Community Reinvestment Group • Rotary of Latrobe • Scottdale Community Pool • Scottdale Library • Scottdale VFD • Sheep Health Care Clinic • Shop with a Cop • STAT • UMC Pitcairn Food Pantry • Union Mission of Latrobe • Union Rescue Mission of Western Maryland • Valley Players of Ligonier • Westmoreland Chamber Education Foundation • Westmoreland Community Action • Westmoreland County Food Bank • Westmoreland County Historical Society • Westmoreland Cultural Trust • Westmoreland Intermediate Unit • YMCA Laurel Highlands • YMCA of Cumberland

QUESTIONS & ANSWERS

Appendix: Standard Peer Data

Standard AVB Financial Corp.

- Includes select banks and thrifts with assets between $600M and $2.0B.
  - Banks & Thrifts include peers identified by Standard

Institution Name	Ticker	City, State	Total Assets ($mm)
ACNB Corporation	ACNB	Gettysburg, PA	$1,595
Orrstown Financial Services, Inc.	ORRF	Shippensburg, PA	$1,559
Penns Woods Bancorp, Inc.	PWOD	Williamsport, PA	$1,474
First United Corporation	FUNC	Oakland, MD	$1,341
Citizens & Northern Corporation	CZNC	Wellsboro, PA	$1,277
DNB Financial Corporation	DNBF	Downingtown, PA	$1,082
CB Financial Services, Inc.	CBFV	Carmichaels, PA	$934
Prudential Bancorp, Inc.	PBIP	Philadelphia, PA	$934
HopFed Bancorp, Inc.	HFBC	Hopkinsville, KY	$918
SB Financial Group, Inc.	SBFG	Defiance, OH	$877
Severn Bancorp, Inc.	SVBI	Annapolis, MD	$805
First Capital, Inc.	FCAP	Corydon, IN	$759
Emclaire Financial Corp	EMCF	Emlenton, PA	$750
Fauquier Bankshares, Inc.	FBSS	Warrenton, VA	$645
Bank of the James Financial Group, Inc.	BOTJ	Lynchburg, VA	$626
		Average	$1,038
		Median	$934

24

Source: S&P Global Market Intelligence as of the most recent reported quarter.